Acquisitions (Tables)	12 Months Ended
Dec. 31, 2016
Axis AB (Axis)
Summary of Fair Values of Assets Acquired and Liabilities Assumed at Acquisition Date

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at acquisition date.

(Millions of yen)
Current assets	31,365
Intangible assets	60,992
Goodwill	259,863
Other noncurrent assets	2,053

Non-current assets	322,908

Total assets acquired	354,273
Total liabilities assumed	32,462

Net assets acquired	321,811

Toshiba Medical Systems Corporation (TMSC)
Summary of Fair Values of Assets Acquired and Liabilities Assumed at Acquisition Date

The following table summarizes the preliminary purchase price allocation which was based on estimated fair values of the assets acquired and liabilities assumed at acquisition date. Since the acquisition date of TMSC was near the balance sheet date, and TMSC is composed of various entities located around the world, the purchase price allocation is still preliminary. The estimates and assumptions are subject to change as Canon obtains additional information for the estimates within the measurement period. The primary areas of the preliminary allocation of the fair value of consideration transferred that are not yet finalized relate to the fair values of certain tangible and intangible assets acquired and the residual goodwill. Specifically, certain underlying analyses for customer relationships, and patents and developed technology were based on overall estimates rather than detail information for each of the individual operations.

(Millions of yen)
Cash and cash equivalents	25,301
Other current assets	169,545
Intangible assets	227,500
Other noncurrent assets	42,975

Total assets acquired	465,321

Current liabilities	199,223
Noncurrent liabilities	92,231

Total liabilities assumed	291,454

Noncontrolling interest	1,047

Net identifiable assets acquired	172,820

Goodwill	492,678

Net assets acquired	665,498